Exhibit 10.2
AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
This AMENDMENT NO. 1 (this “Amendment”) to THE AMENDED AND RESTATED SHAREHOLDERS AGREEMENT, dated as of June 1, 2021 (the “Shareholders Agreement”) is entered into as of August 2, 2022, by and between AmerisourceBergen Corporation, a Delaware corporation (the “Company”), and Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”). Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Shareholders Agreement.
WHEREAS, pursuant to Section 6.4 of the Shareholders Agreement, the Shareholders Agreement may be amended or modified by a written instrument signed by each of the Company and WBA; and
WHEREAS, the Company and WBA wish to amend and modify the Shareholders Agreement as set forth herein.
NOW, THEREFORE, the Company and WBA agree as follows:
1. Amendment. The text “nine (9)” in clause (a)(i)(A) of Section 1.3 of the Shareholders Agreement is hereby replaced in its entirety with the text “eleven (11)”.
2. Effectiveness. This Amendment shall become effective as of the date hereof.
3. Effect of Amendment. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Shareholders Agreement. Except as specifically modified and amended hereby, the Shareholders Agreement shall remain unchanged and in full force and effect. References in the Shareholders Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall refer to the Shareholders Agreement as amended hereby, and references to the date of the Shareholders Agreement, and references to the “date hereof”, “the date of this Agreement” or words of similar meaning in the Shareholders Agreement, shall continue to refer to June 1, 2021.
4. Miscellaneous. The provisions of 6.2 (Notices), 6.4 (Amendments and Waivers), 6.5 (Successors and Assigns), 6.7 (Counterparts), 6.8 (Entire Agreement), 6.9 (Governing Law; Jurisdiction), 6.10 (Waiver of Jury Trial) and 6.12 (No Third Party Beneficiaries) of the Shareholders Agreement are incorporated herein by reference, mutatis mutandis and shall be binding upon the Company and WBA.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
AMERISOURCEBERGEN CORPORATION
                /s/ Elizabeth S. Campbell
Name: Elizabeth S. Campbell Title:
Executive Vice President and Chief Legal Officer
WALGREENS BOOTS ALLIANCE, INC.
/s/ Matthew D’ambrosio
Name: Matthew D’ambrosio
Title: SVP, Global Chief Compliance and Ethics Officer
& Acting Chief Legal Officer